UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2007

LAZARE KAPLAN INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7848	13-2728690

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

19 West 44th Street, New York, New York	10036

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 972-9700

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

          On April 24, 2007 (the “Amendment Date”), after consulting with its financial advisor and counsel, and following the unanimous approval of the Board of Directors (the “Board”) of Lazare Kaplan International Inc. (the “Registrant”), the Registrant amended and restated its Rights Agreement dated July 31, 1997, as amended January 17, 2002, between the Registrant and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, L.L.C.) (the “Agreement”, as amended and restated the “Amended and Restated Agreement”). The principal purpose of the amendment and restatement of the Agreement was to extend its term through April 24, 2017 (or such later date for expiration of the Rights as may be established by the Board) (the “Plan Termination Date”). In addition to its extension, the Registrant also made certain additional amendments in the Amended and Restated Agreement, including the following:

          • As of the Amendment Date, the threshold for becoming an “Acquiring Person” was decreased from 15% to 10% with respect to beneficial ownership of the Registrant’s outstanding common stock.

          • As of the Amendment Date, the purchase price (the “Purchase Price”) in effect for the exercise of the Rights was adjusted to $60.00 from $90.00.

          • The redemption period for the Rights was extended from the time any person becomes an “Acquiring Person” to the close of business on the earlier of (i) the Plan Termination Date or (ii) the 10th day following (x) the date of first public announcement that a person has become an Acquiring Person or (y) the date a person has entered into an agreement or arrangement with the Registrant or any subsidiary of the Registrant providing for an Acquisition Transaction (as such term is defined in the Amended and Restated Agreement). This change is intended to provide the Board additional flexibility in negotiating with any person who has become an Acquiring Person prior to the triggering of the Rights.

          • A “fiduciary duty redemption” provision (“FDRP”) was added to the Amended and Restated Agreement. The FDRP provides that during the six months following a non-Board approved change in control of the Board, occurring within six months of announcement of an unsolicited third party acquisition or business combination proposal or of a third party’s intent or proposal otherwise to become an Acquiring Person, the new directors are entitled to redeem the rights (assuming the rights would have otherwise been redeemable), including to facilitate an acquisition or business combination transaction involving the Registrant, but only (1) if they have followed certain prescribed procedures or (2) if such procedures are not followed, and if their decision regarding redemption and any acquisition or business combination is challenged as a breach of fiduciary duty of care or loyalty, the directors (solely for purposes of the effectiveness of the redemption decision) are able to establish the entire fairness of the redemption or transaction. In addition, the Amended and Restated Agreement may not be supplemented or amended during the six-month period during which the FDRP provision remains in effect.

          • The Amended and Restated Agreement expands the consideration that the

Registrant can offer to holders of Rights to include not only 1/100ths of shares of Series A Junior Participating Stock (the “Preferred Stock”), but also other securities, cash, or a combination of both. Under the Amended and Restated Agreement, any combination of cash or securities offered to holders of Rights must take into account the difference between the fair market value of the 1/100th of a share of Preferred Stock that the holder of a Right is entitled to receive (equivalent in value to a share of the Registrant’s Common Stock) and the Purchase Price attributable to each Right.

          • The Board may exchange shares of the Registrant’s Common Stock or substitute shares of Preferred Stock or securities equivalent to the Preferred Stock for Rights under the Amended and Restated Agreement. Previously, the Board was able only to exchange shares of the Registrant’s Common Stock for Rights.

          • The Amended and Restated Agreement clarifies that following the Distribution Date (as such term is defined in the Amended and Restated Agreement), the Board may amend or supplement the Amended and Restated Agreement without the approval of holders of the Rights, (i) to cure any ambiguity, (ii) to correct or supplement defective or inconsistent provisions, (iii) to shorten or lengthen any time period, or (iv) to change or supplement provisions deemed necessary or desirable by the Registrant which shall not adversely affect the interests of holders of Rights (other than the Acquiring Person or an affiliate or associate thereof), provided that, other than as provided in clauses (i) and (ii), the Amended and Restated Agreement may not be amended once the rights are non-redeemable. The Amended and Restated Agreement also states that upon delivery of a certificate from an appropriate officer of the Registrant that an amendment or supplement complies with the foregoing amendment provisions of the Amended and Restated Agreement, the Rights Agent will execute such amendment or supplement.

          • The name of the Rights Agent under the Amended and Restated Agreement was updated to Mellon Investor Services LLC. In addition, certain provisions further limiting the Rights Agent’s liability for certain actions and omissions were added to the Amended and Restated Agreement.

          The preceding summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated Rights Agreement attached hereto as Exhibit 99.1 and incorporated herein by reference. The Amended and Restated Agreement was not adopted in response to any current effort to acquire the Registrant and neither the Board nor management is aware of any effort to acquire the Registrant.

Item 3.03. Material Modifications to Rights of Security Holders.

See Item 1.01 above, which is incorporated herein by reference. The Amended and Restated Agreement modifies the Rights as described in Item 1.01.

Item 9.01. Financial Statements and Exhibits.

          (d) Exhibits.

Exhibit Number	Description

Exhibit No. 99.1 – Amended and Restated Rights Agreement, dated as of April 24, 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARE KAPLAN INTERNATIONAL INC.

Date: April 27, 2007	By:	/s/ William H. Moryto

William H. Moryto
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit No. 99.1 – Amended and Restated Rights Agreement, dated as of April 24, 2007.